UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023 (August 4, 2023)

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.

645 Summer Street, Suite 101

Boston, Massachusetts 02210

(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 4, 2023, Ikena Oncology, Inc., a Delaware corporation (“Ikena”) acquired Pionyr Immunotherapeutics, Inc., a Delaware corporation (“Pionyr”), in accordance with the terms of the Agreement and Plan of Merger, dated August 4, 2023 (the “Merger Agreement”), by and among Ikena, Portsmouth Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Ikena (“First Merger Sub”), Portsmouth Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Ikena (“Second Merger Sub”), Pionyr, and Fortis Advisors LLC, as securityholder agent. Pursuant to the Merger Agreement, First Merger Sub merged with and into Pionyr, pursuant to which Pionyr was the surviving corporation and became a wholly owned subsidiary of Ikena (the “First Merger”). Immediately following the First Merger, Pionyr merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, at the closing of the Merger, Ikena issued the holders (the “Pionyr Stockholders”) of Pionyr common stock, par value $0.0001 per share (“Company Common Stock”), a total of 1,800,652 shares of the common stock of Ikena, par value $0.001 per share (the “Parent Common Stock”) and 4,153,439 shares of Series A Preferred Stock (as defined below), each share of which is convertible into one (1) share of Parent Common Stock, subject to certain conditions described below. Under the terms of the Merger Agreement, 297,788 shares of Series A Preferred Stock will be withheld for a period of six months and be subject to indemnity claims by Ikena. Each Pionyr Stockholder shall be entitled to one contractual contingent value right (“CVR”) issued by Ikena, subject to and in accordance with the terms and conditions of the CVR Agreement (as defined below), for each share of Company Common Stock. Holders of Company Common Stock who were unaccredited investors received cash in lieu of shares of Parent Common Stock and Series A Preferred Stock.

Reference is made to the discussion of the Series A Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Under the terms of the Merger Agreement, outstanding options to acquire Pionyr Common Stock (each, a “Company Option”) that had an exercise price greater than the Per Share Cash Consideration (as defined in the Merger Agreement) were cancelled and, in exchange therefore, holders of such Company Options received an amount in cash equal to the difference between such Company Options’ exercise price and the Per Share Cash Consideration for each Company Option so cancelled. All Company Options not so exchanged for cash were immediately cancelled for no consideration. In addition, outstanding Pionyr restricted stock units (“Company RSUs”) were cancelled and, in exchange therefore, holders of such Company RSUs received an amount in cash equal to the Per Share Cash Consideration for each Company RSU so cancelled.

Pursuant to the Merger Agreement, Ikena has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of the Series A Preferred Stock into shares of Parent Common Stock in accordance with Nasdaq Listing Rule 5635(a) (the “Conversion Proposal”), and, if deemed necessary by Ikena, (ii) the approval of an amendment to the certificate of incorporation of Ikena to authorize sufficient shares of Parent Common Stock for the conversion of the Series A Preferred Stock issued pursuant to the Merger Agreement (the “Charter Amendment Proposal” and together with the Conversion Proposal, the “Meeting Proposals”). In connection with these matters, Ikena intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant materials.

Pursuant to the Merger Agreement, Ikena has agreed to exercise commercially reasonable efforts to prepare and file a resale registration statement with the SEC within 15 calendar days following the Closing Date, subject to extension under certain circumstances. Ikena will use commercially reasonable efforts to cause this registration statement to be declared effective by the SEC as soon as practicable.

The Board of Directors of Ikena (the “Board”) unanimously approved the Merger Agreement and the related transactions, and the consummation of the Merger was not subject to approval of the Ikena stockholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Ikena or Pionyr. The Merger Agreement contains representations, warranties, and covenants that Ikena and Pionyr made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Ikena and Pionyr and may be subject to important qualifications and limitations agreed to by Ikena and Pionyr in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Ikena and Pionyr, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Ikena’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Support Agreements

In connection with the execution of the Merger Agreement, Ikena and Pionyr entered into stockholder support agreements (the “Support Agreements”) with certain stockholders of Ikena. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote, or cause to be voted, all of the shares of Parent Common Stock owned by such stockholder in favor of the Meeting Proposals at the Ikena stockholders’ meeting to be held in connection therewith.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is provided as Exhibit A to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain Pionyr securityholders as of immediately prior to the Merger entered into lock-up agreements with Ikena and Pionyr, pursuant to which each such stockholder will be subject to a one hundred and twenty (120) day lockup on the sale or transfer of shares of Parent Common Stock and Series A Preferred Stock issued to such stockholder pursuant to the Merger Agreement (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-up Agreement, which is provided as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Contingent Value Rights Agreement

In connection with the Merger, Ikena and the Rights Agent (as defined therein) entered into a contingent value rights agreement (the “CVR Agreement”), pursuant to which stockholders of Pionyr as of immediately prior to the First Effective Time (as defined in the Merger Agreement) shall be entitled to one contractual CVR issued by Ikena, subject to and in accordance with the terms and conditions of the CVR Agreement, for each share of Company Common Stock. Each contingent value right shall entitle the holder thereof to receive certain cash and/or stock payments from 50% of the net proceeds, if any, related to the disposition of Pionyr’s legacy assets within two years following the Closing Date (as defined in the Merger Agreement). The contingent value rights are not transferable, except in certain limited circumstances as provided in the CVR Agreement, will not be certificated or evidenced by any instrument, and will not be registered with the SEC or listed for trading on any exchange.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the CVR Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 4, 2023, Ikena completed its business combination with Pionyr. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Merger Agreement, Ikena issued shares of Parent Common Stock and Series A Preferred Stock (the “Ikena Securities”) to Pionyr Stockholders. Such issuances were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Regulation D promulgated thereunder. The information contained in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Each of the Pionyr Stockholders represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Ikena Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Ikena Securities have not been registered under the Securities Act and such Ikena Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock, preferred stock, or any other securities of Ikena.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2023, Ikena filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”) in connection with the Merger referenced in Item 1.01 above. The Certificate of Designation provides for the issuance of shares of Ikena Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”).

Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as, dividends (if any) actually paid on shares of the Parent Common Stock. Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, Ikena will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, or alter or amend the Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, (c) issue additional shares of Series A Preferred Stock or increase the number of authorized shares of Series A Preferred Stock, (d) prior to the stockholder approval of the Conversion Proposal, consummate a Fundamental Transaction (as defined in the Certificate of Designation) or a merger or consolidation of Ikena or stock sale or business combination in which the stockholders of Ikena immediately prior to such transaction do not hold at least a majority of the capital stock immediately after such transaction, (e) authorize or issue any class or series of stock that is senior to the Series A Preferred Stock, or (f) enter into any agreement to effect any of the foregoing. The Series A Preferred Stock does not have a preference upon any liquidation, dissolution, or winding-up of Ikena.

Following stockholder approval of the Conversion Proposal, each share of Series A Preferred Stock is automatically convertible into one (1) share of Parent Common Stock, subject to certain limitations, including that if a holder of Series A Preferred Stock was a holder of Ikena’s non-voting Common Stock prior to the conversion, such holder would receive non-voting Common Stock to the extent such conversion would result in such holder beneficially owning more than 9.99% of Ikena’s voting Common Stock.

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 7, 2023, Ikena issued a press release announcing, among other things, the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of Ikena under the Securities Act of 1933, as amended.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: uses of proceeds; projected cash runways; future product development plans; stockholder approval of the conversion rights of the Series A Preferred Stock; and any future payouts under the CVR. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in Ikena’s most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 4, 2023, by and among Ikena Oncology, Inc., Portsmouth Merger Sub I, Inc., Portsmouth Merger Sub II, LLC, Pionyr Immunotherapeutics, Inc. and Fortis Advisors LLC, as securityholder agent (1)

3.1	Certificate of Designations of Series A Non-Voting Convertible Preferred Stock

10.1	Contingent Value Rights Agreement, dated August 4, 2023, by and between Ikena Oncology, Inc. and Computershare Trust Company N.A, as rights agent

99.1	Press Release of Ikena Oncology, Inc., dated August 7, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)

Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: August 7, 2023	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer